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                                                                    EXHIBIT 10.5




                                     FORM OF

                         RECEIVABLES PURCHASE AGREEMENT

                             Dated as of May 1, 2001

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                              CONSECO PRIVATE LABEL

                          CREDIT CARD MASTER NOTE TRUST

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                                     between

                         CONSECO FINANCE SERVICING CORP.

                                       and

                    CONSECO FINANCE CREDIT CARD FUNDING CORP.



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                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I      DEFINITIONS.....................................................2

  Section 1.01.  Definitions...................................................2

  Section 1.02.  Other Definitional Provisions.................................8

ARTICLE II     PURCHASE AND CONVEYANCE OF RECEIVABLES..........................9

  Section 2.01.  Purchase......................................................9

  Section 2.02.  Addition of Automatic Additional Accounts....................10

  Section 2.03.  Addition of Additional Accounts..............................11

  Section 2.04.  Representations and Warranties...............................12

  Section 2.05.  Delivery of Documents........................................12

ARTICLE III    CONSIDERATION AND PAYMENT......................................13

  Section 3.01.  Purchase Price...............................................13

  Section 3.02.  Adjustments to Purchase Price................................13

  Section 3.03.  Use of Name, Logo and Marks..................................14

ARTICLE IV     REPRESENTATIONS AND WARRANTIES.................................15

  Section 4.01.  Representations and Warranties of Servicing Corp. Relating
                 to Servicing Corp............................................15

  Section 4.02.  Representations and Warranties of Servicing Corp. Relating
                 to the Agreement and the Receivables.........................16

  Section 4.03.  Representations and Warranties of CFC........................18

ARTICLE V      COVENANTS......................................................20

  Section 5.01.  Covenants of Servicing Corp..................................20

  Section 5.02.  Covenants of Servicing Corp. with Respect to Receivables
                 Purchase Agreements..........................................22

ARTICLE VI     INDEMNITY AND REPURCHASE OBLIGATION............................23

  Section 6.01.  Indemnity for Ineligible Receivables.........................23

  Section 6.02.  Reassignment of Noteholders' Interest in Trust Portfolio.....23

ARTICLE VII    CONDITIONS PRECEDENT...........................................24

  Section 7.01.  Conditions to CFC's Obligations Regarding Initial
                 Receivables..................................................24

  Section 7.02.  Conditions Precedent to Servicing Corp.'s Obligations........24

ARTICLE VIII   TERM AND PURCHASE TERMINATION..................................26

  Section 8.01.  Term.........................................................26

  Section 8.02.  Purchase Termination.........................................26

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                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page

ARTICLE IX     MISCELLANEOUS PROVISIONS.......................................27

  Section 9.01.  Amendment....................................................27

  Section 9.02.  Governing Law................................................27

  Section 9.03.  Notices......................................................27

  Section 9.04.  Severability of Provisions...................................27

  Section 9.05.  Assignment...................................................28

  Section 9.06.  Acknowledgement and Agreement of Servicing Corp..............28

  Section 9.07.  Further Assurances...........................................28

  Section 9.08.  No Waiver; Cumulative Remedies...............................28

  Section 9.09.  Counterparts.................................................28

  Section 9.10.  Binding; Third-Party Beneficiaries...........................29

  Section 9.11.  Merger and Integration.......................................29

  Section 9.12.  Headings.....................................................29

  Section 9.13.  Schedules and Exhibits.......................................29

  Section 9.14.  Survival of Representations and Warranties...................29

  Section 9.15.  Nonpetition Covenant.........................................29

                                         -II-
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         RECEIVABLES PURCHASE AGREEMENT, dated as of May 1, 2001, by and between
CONSECO FINANCE CORP., a Delaware corporation (together with its permitted successors and assigns, "Servicing Corp.") and CONSECO FINANCE CREDIT CARD FUNDING CORP., a Minnesota corporation (together with its permitted successors and assigns, "CFC").

                              W I T N E S S E T H:

         WHEREAS, Servicing Corp. has purchased and from time to time will purchase Receivables (hereinafter defined) originated by Conseco Bank, Inc., a Utah industrial loan corporation (together with its permitted successors and assigns, "Conseco Bank") which Receivables exist or will arise in accounts owned by Conseco Bank and designated by Conseco Bank under the terms of a Receivables Purchase Agreement dated as of August 1, 1999, [as amended and restated as of May __, 2001] (the "Bank Receivables Purchase Agreement") between Conseco Bank and Servicing Corp.;

         WHEREAS, Servicing Corp. wishes to sell and CFC wishes to purchase from time to time those Receivables purchased by Servicing Corp. under the Bank Receivables Purchase Agreement;

         WHEREAS, Servicing Corp. wishes to sell and CFC wished to purchase from time to time certain Receivables originated by CFC and existing or arising in accounts to be specified by Servicing Corp. under the terms of this Agreement;

         WHEREAS, it is contemplated that the Receivables purchased hereunder will be transferred by CFC to the Issuer (hereinafter defined) in connection with the issuance of the Notes (hereinafter defined); and

         WHEREAS, Servicing Corp. agrees that all representations, warranties, covenants and agreements made by Servicing Corp. herein with respect to the Accounts (hereinafter defined) and Receivables shall also be for the benefit of the Issuer (hereinafter defined) and the Indenture Trustee (hereinafter defined) for the benefit of the holders of the Notes and any Series Enhancers.

         NOW, THEREFORE, it is hereby agreed by and between CFC and Servicing Corp. as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.01. Definitions. All capitalized terms used herein or in any certificate, document, or Conveyance Paper made or delivered pursuant hereto, and not defined herein or therein, shall have the meaning ascribed thereto in the Indenture, the Transfer and Servicing Agreement or the Trust Agreement; in addition, the following words and phrases shall have the following meanings:

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         "Account" shall mean (i) an account established pursuant to a Credit
Card Agreement between Conseco Bank and any Person which account is identified by the bank identification numbers and the bank numbers specified on the Account Schedule prepared by Conseco Bank and delivered to Servicing Corp. under the Conseco Bank RPA and included in Schedule II hereto and (ii) an account established pursuant to a Credit Card Agreement between Servicing Corp. and any Person which account is identified by the bank identification numbers and the bank numbers specified on Schedule II hereto and, in each case, as such schedule may be amended from time to time, and as such accounts are identified by account number and by the receivables balance in the computer file, microfiche list or printed list delivered to CFC by Servicing Corp. as required pursuant to Section 2.01, including, without limitation, each Initial Account listed on Schedule II to this Agreement, each Additional Account listed on Schedule II to this Agreement, each Related Account listed on Schedule II to this Agreement, and each Transferred Account listed on Schedule II to this Agreement.

         "Account Owner" shall mean Conseco Bank, Servicing Corp. or any other entity which is the issuer of the credit card or credit relating to an Account pursuant to a Credit Card Agreement.

         "Account Schedule" shall mean a computer file or microfiche list containing a true and complete list of all Accounts, identified by bank identification number and by bank number and by account number and setting forth the aggregate amount of Receivables and of Principal Receivables outstanding in such Accounts (a) as of the Initial Cut-Off Date (for the Account Schedule delivered on the date hereof) and, (b) as of the Additional Cut-Off Date for Additional Accounts; provided that references to the Account Schedule delivered by Conseco Bank under the terms of the Bank Receivables Purchase Agreement shall include such information only for those accounts designated by Conseco Bank under the Bank Receivables Purchase Agreement and such Account Schedule delivered by Conseco Bank shall become a part of the Account Schedule referred to herein and which includes a complete list of all Accounts.

         "Additional Account" shall mean each credit account which is designated as an Account hereunder in addition to the Initial Accounts.

         "Addition Date" shall have the meaning given to that term in the Transfer and Servicing Agreement.

         "Addition Notice Date" shall have the meaning set forth in Section
2.02.

         "Additional Cut-Off Date" shall have the meaning given to that term in the Transfer and Servicing Agreement.

         "Agreement" shall mean this Receivables Purchase Agreement and all amendments hereof and supplements hereto.

         "Bank Receivables Purchase Agreement" shall mean the Receivables Purchase Agreement between Conseco Bank and Servicing Corp., dated as of __________, ___.

         "CFC" shall have the meaning set forth in the Recitals hereto.

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         "Closing Date" shall mean the Initial Issuance Date and, with respect to each Series, the date specified in the related Indenture Supplement.

         "Conseco Bank" shall have the meaning set forth in the Recitals hereto.

         "Conveyance" shall have the meaning specified in subsection 2.01(a).

         "Conveyance Papers" shall have the meaning specified in subsection 4.01(a)(iii).

         "Credit Adjustment" shall have the meaning specified in Section 3.02.

         "Debtor Relief Laws" shall mean (i) the Bankruptcy Code of the United States of America and (ii) all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, readjustment of debt, marshalling of assets or similar debtor relief laws of the United States, any state or any foreign country from time to time in effect affecting the rights of creditors generally.

         "Document Delivery Date" shall have the meaning set forth in Section 2.05.

         "Eligible Account" shall have the meaning given to that term in the Transfer and Servicing Agreement.

         "Eligible Receivable" shall have the meaning given to that term in the Transfer and Servicing Agreement.

         "Finance Charge Receivables" shall mean all Receivables in the Accounts which would be treated as "Finance Charge Receivables" in accordance with the definition for such term in the Transfer and Servicing Agreement.

         "Indenture" shall mean the Master Indenture between the Issuer and U.S. Bank Trust National Association, as Indenture Trustee, dated as of May 1, 2001, as supplemented by Indenture Supplements applicable to any Series that may be issued from time to time.

         "Indenture Supplement" shall mean an indenture supplement pursuant to which a Series is issued.

         "Indenture Trustee" shall mean U.S. Bank Trust National Association in its capacity as indenture trustee under the Indenture, or its successor in interest, or any successor indenture trustee appointed as provided in the Indenture.

         "Initial Account" shall mean each credit account existing on the Initial Cut-Off Date and specified in Schedule II and in the computer file or microfiche list delivered to CFC by Servicing Corp. pursuant to Section 2.01 on the Initial Issuance Date.

         "Initial Cut-Off Date" shall mean the close of business on May __, 2001.

         "Initial Issuance Date" shall mean May __, 2001.

         "Insolvency Event" shall have the meaning specified in Section 8.02.

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         "New Principal Receivables" shall have the meaning set forth in Section
3.01(a).

         "Obligor" shall mean, with respect to each Account, each person that would be treated as an "Obligor" in accordance with the definition for such term in the Transfer and Servicing Agreement.

         "Owner Trustee" shall mean Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as Owner Trustee under the Trust Agreement (unless otherwise specified therein), and any successor Owner Trustee thereunder.

         "Principal Receivables" shall mean all Receivables in the Accounts that would be treated as "Principal Receivables" in accordance with the definition for such term in the Transfer and Servicing Agreement.

         "Purchase Price" shall have the meaning set forth in Section 3.01(a).

         "Purchased Assets" shall have the meaning set forth in subsection 2.01(a).

         "Receivables" shall mean, with respect to each Account, all amounts which constitute Receivables under the Transfer and Servicing Agreement.

         "Recoveries" shall have the meaning set forth in the Transfer and Servicing Agreement.

         "Related Account" shall mean an Account with respect to which a new credit account number has been issued by the applicable Account Owner or Servicer under circumstances resulting from an error or a lost or stolen credit card not requiring standard application and credit evaluation procedures under the Credit Card Guidelines.

         "Servicing Corp." shall have the meaning set forth in the Recitals hereto.

         "Supplemental Account" shall mean each Eligible Account that is designated pursuant to Section 2.02 to be included as an Account and is identified in the Account Schedule delivered to CFC by Servicing Corp. pursuant to Sections 2.01 and 2.05.

         "Supplemental Conveyance" shall have the meaning set forth in Section 2.05.

         "Transfer and Servicing Agreement" shall mean the Transfer and Servicing Agreement, dated as of May 1, 2001, among Conseco Bank, as a Transferor and as Servicer, CFC, as a Transferor, and the Trust, and all amendments and supplements thereto.

         "Transferred Account" shall mean each account (other than a Related Account) into which an Account shall be transferred, provided that such transfer was made in accordance with the Credit Card Guidelines.

         "Trust" shall mean the Conseco Private Label Credit Card Master Note Trust, a Delaware business trust.

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         "Trust Agreement" shall mean the Conseco Private Label Credit Card
Master Note Trust Trust Agreement, dated as of May __, 2001, between Conseco Bank, CFC and the Owner Trustee.

         Section 1.02. Other Definitional Provisions.

         (a) All terms defined in this Agreement shall have the defined meanings when used in any certificate, other document, or Conveyance Paper made or delivered pursuant hereto unless otherwise defined therein.

         (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement or any Conveyance Paper shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, Subsection, Schedule and Exhibit references contained in this Agreement are references to Sections, Subsections, Schedules and Exhibits in or to this Agreement unless otherwise specified.

         (c) All determinations of the principal or finance charge balance of Receivables, and of any collections thereof, shall be made in accordance with the Transfer and Servicing Agreement and the Indenture and all applicable Indenture Supplements.

                               [END OF ARTICLE I]

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                                   ARTICLE II

                     PURCHASE AND CONVEYANCE OF RECEIVABLES

         Section 2.01. Purchase.

         (a) By execution of this Agreement, Servicing Corp. does hereby sell, transfer, assign, set over and otherwise convey to CFC (collectively, the "Conveyance"), without recourse except as provided herein, all its right, title and interest in, to and under (i) in the case of Receivables existing in or arising in the Initial Accounts (including Transferred Accounts and Related Accounts related to such Initial Accounts), the Receivables existing at the close of business on the Initial Cut-Off Date, and thereafter created from time to time in the Initial Accounts until the termination of the Trust; (ii) in the case of Receivables existing in or arising in the Additional Accounts (including Transferred Accounts and Related Accounts related to such Additional Accounts), the Receivables existing at the close of business on the applicable Additional Cut-Off Date, and thereafter created from time to time until the termination of this Agreement pursuant to Article VIII hereof and all monies due or to become due and all amounts received with respect thereto and all proceeds (including, without limitation, "proceeds" as defined in the UCC) thereof, (ii) the right to receive Recoveries with respect to such Receivables and (iii) all of Servicing Corp.'s right, title and interest in and to any Merchant Termination Payments which relate to any Receivables sold by Servicing Corp. to CFC under this Agreement including, but not limited to, any Merchant Termination Payments or rights thereto assigned by Conseco Bank to Servicing Corp. under the Bank Receivables Purchase Agreement; (iv) all amounts received or receivable with respect to any of the foregoing and (v) all proceeds (including "proceeds" as defined in the UCC) thereof (all of the foregoing being referenced to herein as the "Purchased Assets"). In addition, Servicing Corp. hereby assigns to CFC all of Servicing Corp.'s right to enforce the Bank Receivables Purchase Agreement against Conseco Bank.

         (b) In connection with such Conveyance, Servicing Corp. agrees (i) to record and file, at its own expense, any financing statements (and continuation statements with respect to such financing statements when applicable) with respect to the Receivables and the other Purchased Assets now existing and hereafter created, meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain perfection of, the Conveyance of such Purchased Assets from Servicing Corp. to CFC, (ii) that such financing statements shall name Servicing Corp., as seller, and CFC, as purchaser, of the Purchased Assets and (iii) to deliver a file-stamped copy of such financing statements or other evidence of such filings to CFC as soon as is practicable after filing.

         (c) In connection with such Conveyance, Servicing Corp. further agrees that it will, at its own expense, (i) on or prior to (x) the Initial Issuance Date, in the case of the Initial Accounts, and (y) the applicable Addition Date, in the case of Additional Accounts, indicate in its books and records, and it shall cause the Servicer and any other Person to whom the Servicer delegates its duties pursuant to Section 5.07 of the Transfer and Servicing Agreement to mark in its books and records, that, in the case of the Initial Accounts or the Additional Accounts, Receivables created in connection with such Accounts have been conveyed to CFC in

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accordance with this Agreement and have been conveyed by CFC to the Issuer pursuant to the Transfer and Servicing Agreement and have been pledged by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders and any Series Enhancers and (ii) on or prior to (A) the Initial Issuance Date, in the case of the Initial Accounts, (B) the applicable Addition Date, in the case of designation of Additional Accounts, deliver to CFC an Account Schedule (provided that such Account Schedule shall be provided in respect of Additional Accounts as soon as practicable after the Determination Date relating to the Monthly Period during which their respective Addition Dates occur) specifying for each such Account, as of the Initial Cut-Off Date, in the case of the Initial Accounts, and the applicable Additional Cut-Off Date, in the case of Additional Accounts, (A) its account number, (B) the aggregate amount outstanding in such Account and (C) the aggregate amount of Principal Receivables in such Account. Each Account Schedule, as supplemented from time to time, shall be marked as Schedule I to this Agreement, shall be delivered to CFC, and is hereby incorporated into and made a part of this Agreement. Once the books and records referenced in clause (i) of this paragraph have been indicated with respect to any Account, Servicing Corp. further agrees not to alter such indication during the remaining term of this Agreement unless and until Servicing Corp. has taken such action as is necessary or advisable to cause the interest of CFC in the Purchased Assets to continue to be perfected with the priority required by this Agreement.

         (d) The parties hereto intend that the conveyance of Servicing Corp.'s right, title and interest in and to the Purchased Assets shall constitute an absolute sale, conveying good title, free and clear of any liens, claims, encumbrances or rights of others from Servicing Corp. to CFC. It is the intention of the parties hereto that the arrangements with respect to the Purchased Assets shall constitute either a contribution to capital of CFC or a purchase and sale of such Purchased Assets and not a loan. In the event, however, that it were to be determined that the transactions evidenced hereby constitute a loan and not a contribution to capital or a purchase and sale, this Agreement shall constitute a security agreement under applicable law, and Servicing Corp. does hereby grant to CFC a first priority perfected security interest in all of Servicing Corp.'s right, title and interest, whether now owned or hereafter acquired, in, to and under the Receivables and other Purchased Assets to secure the obligations of Servicing Corp. hereunder.

         (e) To the extent that Servicing Corp. retains any interest in the Purchased Assets, Servicing Corp. hereby grants to the Indenture Trustee for the benefit of the Noteholders a security interest in all of Servicing Corp.'s right, title and interest, whether now owned or hereafter acquired, in, to and under the Purchased Assets, and all money, accounts, general intangibles, chattel paper, instruments, documents, goods, investment property, deposit accounts, certificates of deposit, letters of credit and advices of credit consisting of, arising from or related to the Purchased Assets and all proceeds thereof (collectively, the "Indenture Collateral"), to secure the performance of all of the obligations of Servicing Corp. hereunder. With respect to the Indenture Collateral, the Indenture Trustee shall have all of the rights that it has under the Indenture. The Indenture Trustee shall have all of the rights of a secured creditor under the UCC in New York and the UCC in Delaware.

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         Section 2.02. Addition of Accounts.

         (a) If, from time to time, the Transferors become obligated to designate Additional Accounts (as such term is defined in the Transfer and Servicing Agreement) pursuant to subsection 2.09(a) of the Transfer and Servicing Agreement, then CFC may, at its option, give Servicing Corp. written notice thereof on or before the eighth Business Day (the "Addition Notice Date") prior to the Addition Date therefor, and upon receipt of such notice Servicing Corp. may, in its sole discretion, on or before the Addition Date, designate sufficient Eligible Accounts to be included as Accounts so that after the inclusion thereof the Transferors will be in compliance with the requirements of said subsection 2.09(a). In addition, by mutual agreement of Servicing Corp. and CFC, subject to compliance with the conditions and restrictions specified in subsection 2.09 (c) or subsections (d) and (e) of the Transfer and Servicing Agreement, Servicing Corp. may designate accounts to be included as Additional Accounts. Upon such designation, such account shall be deemed to be Additional Accounts hereunder. Servicing Corp. shall cooperate with CFC to enable CFC to comply with the requirements of Section 2.09 of the Transfer and Servicing Agreement and shall cooperate with CFC to enable CFC to perform with respect to the Receivables in such Additional Accounts all actions specified in Section 2.09(c) or (e) of the Transfer and Servicing Agreement. In either event, Servicing Corp. shall have sole responsibility for selecting the Additional Accounts and shall determine and notify CFC of the Additional Cut-Off Date with respect to such Additional Accounts.

         (b) On the Addition Date with respect to any designation of Additional Accounts CFC shall purchase Servicing Corp.'s right, title and interest in, to and under the Receivables in Additional Accounts (as of the Additional Cut-Off
Date) (and such Additional Accounts shall be deemed to be Accounts for purposes of this Agreement), subject to the satisfaction of the following conditions:

                  (i) all Additional Accounts shall be Eligible Accounts;

                  (ii) Servicing Corp. shall have delivered to CFC copies of UCC-1 financing statements covering such Additional Accounts, if necessary to perfect CFC's ownership of the Receivables arising therein;

                  (iii) to the extent required of CFC by subsection 2.09(c) or 2.09(e) of the Transfer and Servicing Agreement, Servicing Corp. shall have deposited in the Collection Account all Collections with respect to such Additional Accounts since the Additional Cut-Off Date;

                  (iv) as of each of the Additional Cut-Off Date and the Addition Date, no Insolvency Event with respect to Servicing Corp. shall have occurred nor shall the transfer to CFC of the Receivables arising in the Additional Accounts have been made in contemplation of the occurrence thereof;

                  (v) Servicing Corp. shall have delivered to CFC an Officer's Certificate, dated the Addition Date, confirming, to the extent applicable, the items set forth in clauses (i) through (iv) above; and

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                  (vi) the transfer of the Receivables arising in the Additional
         Accounts to CFC and by CFC to the Issuer will not result in an Adverse Effect and Servicing Corp. shall have delivered to CFC an Officer's Certificate, dated the Addition Date, stating that Servicing Corp. reasonably believes that the transfer of the Receivables arising in the Additional Accounts to CFC and by CFC to the Issuer will not have an Adverse Effect.

         Section 2.03. Representations and Warranties. Servicing Corp. hereby represents and warrants to CFC as of the related Addition Date that, in the case of the Initial Accounts, the Account Schedule delivered pursuant to subsection 2.01(c) and, in the case of Additional Accounts, the list delivered pursuant to
Section 2.04 below is, as of the applicable Additional Cut-Off Date, true and complete in all material respects.

         Section 2.04. Delivery of Documents. In the case of the designation of Additional Accounts, Servicing Corp. shall deliver to CFC (i) the Account Schedule to be delivered pursuant to Section 2.01 with respect to such Additional Accounts on the date such file or list is required to be delivered pursuant to Section 2.01 (the "Document Delivery Date") and (ii) a duly executed, written assignment, substantially in the form of Exhibit A (the "Supplemental Conveyance"), on the Addition Date.

                               [END OF ARTICLE II]

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                                  ARTICLE III

                            CONSIDERATION AND PAYMENT

         Section 3.01. Purchase Price.

         (a) The "Purchase Price" for the Receivables in the Initial Accounts and the related Purchased Assets as of the Initial Cut-Off Date conveyed to CFC under this Agreement to the extent not previously paid for shall be payable on the Initial Issuance Date and shall be an amount equal to 100% of the aggregate balance of Principal Receivables in those Accounts as of the Initial Cut-Off Date, adjusted to reflect such factors as Servicing Corp. and CFC mutually agree will result in a Purchase Price determined to be the fair market value of such Receivables and the related Purchased Assets. This computation of initial purchase price should assume no reinvestment in new Receivables. The Purchase Price for the Receivables (including Receivables in Additional Accounts) and the related Purchased Assets to be conveyed to CFC under this Agreement which come into existence after the Initial Issuance Date, shall be payable on Payment Date following the Monthly Period in which such Receivables and the related Purchased Assets are conveyed by Servicing Corp. to CFC in an amount equal to 100% of the aggregate balance of the Principal Receivables so conveyed (the "New Principal Receivables"), adjusted to reflect such factors as Servicing Corp. and CFC mutually agree will result in a Purchase Price determined to be the fair market value of such New Principal Receivables and the related Purchased Assets.

         (b) The Purchase Price to be paid by CFC on the Initial Issuance Date and on each Payment Date following each Monthly Period during which New Principal Receivables are conveyed to CFC shall be paid (i) in cash or (ii) with the consent of Servicing Corp., which consent shall be in Servicing Corp.'s sole discretion and which may be withheld by Servicing Corp. for any reason or for no reason, by means of capital contributed by Servicing Corp. to CFC, or (iii) with the consent of Servicing Corp., which consent shall be in Servicing Corp.'s sole discretion and which may be withheld by Servicing Corp. for any reason or for no reason, any combination of clauses (i) and (ii).

         (c) Notwithstanding any other provision of this Agreement, Servicing Corp. shall not be obligated to continue selling Receivables to CFC to the extent that Servicing Corp. is not paid the Purchase Price therefor as provided herein.

         Section 3.02. Adjustments to Purchase Price. The Purchase Price shall be adjusted on the Payment Date of each calendar month (a "Credit Adjustment") with respect to any Receivable previously conveyed to CFC by Servicing Corp. which has since been reversed by Servicing Corp. or the Servicer because of a rebate, refund, unauthorized charge or billing error to a cardholder because such Receivable was created in respect of merchandise which was refused or returned by a cardholder or due to the occurrence of any other event referred to in Section 3.09 of the Transfer and Servicing Agreement. The amount of such adjustment shall equal (x) the reduction in the principal balance of such Receivable resulting from the occurrence of such event multiplied by (y) the quotient (expressed as a percentage) of (i) the Purchase Price for Principal Receivables payable on such date computed in accordance with subsection 3.01(a)

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divided by (ii) the Principal Receivables paid for on such date pursuant to such subsection. In the event that an adjustment pursuant to this Section 3.02 causes the Purchase Price to be a negative number, Servicing Corp. agrees that, not later than 11:00 a.m., New York City time, on such date, Servicing Corp. shall pay to CFC an amount equal to the amount by which the Purchase Price minus the Credit Adjustment would be reduced below zero.

         To secure its obligations to make payments required by this Section 3.02, the Servicing Corp. hereby grants to CFC a security interest in (i) its rights to receive payments from any Merchant under any Merchant Agreement on account of rebates, refunds, unauthorized charges, refused or returned merchandise or any other event or circumstance that causes the Servicer to adjust downward the amount of any Receivable without receiving Collections therefor or charging off such amount as uncollectible ("Merchant Adjustment Payments"), (ii) any collateral security granted to, or guaranty for the benefit of Servicing Corp. with respect to Merchant Adjustment Payments, (iii) all amounts received from any Merchant or guarantor on account of Merchant Adjustment Payments and (iv) all proceeds of such rights and such amounts. Servicing Corp. may permit or require Merchant Adjustment Payments to be netted against amounts owed by the Servicing Corp. to a Merchant.

         Section 3.03. Use of Name, Logo and Marks. Servicing Corp. does hereby grant to CFC a non-exclusive license to use the name "Conseco" and all related identifying trade or service marks, signs, symbols, logos, designs, servicing software, customer lists, and other intangibles in connection with the servicing of the Receivables purchased hereunder. The license granted shall be co-extensive with the term of the Agreement.

                              [END OF ARTICLE III]

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         Section 4.01. Representations and Warranties of Servicing Corp. Relating to Servicing Corp.

         (a) Representations and Warranties of Servicing Corp. Relating to Servicing Corp. Servicing Corp. hereby represents and warrants to, and agrees with, CFC as of the Closing Date and on each Addition Date that:

                  (i) Organization and Good Standing. Servicing Corp. is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware, and has, in all material respects, full power and authority to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement.

                  (ii) Due Qualification. Servicing Corp. is duly qualified to do business and is in good standing as a foreign corporation and has obtained all necessary licenses and approvals, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would (i) render any Credit Card Agreement relating to an Account specified in this Agreement or any Receivable conveyed to CFC by Servicing Corp. unenforceable by Servicing Corp. or CFC or (ii) have a material adverse effect on the Noteholders.

                  (iii) Due Authorization. The execution, delivery and performance of this Agreement and the Bank Receivables Purchase Agreement and any other document or instrument delivered pursuant hereto, including any Supplemental Conveyance (such other documents or instruments, collectively, the "Conveyance Papers"), and the consummation of the transactions provided for in this Agreement, the Bank Receivables Purchase Agreement and the Conveyance Papers have been duly authorized by Servicing Corp. by all necessary corporate action on the part of Servicing Corp.

                  (iv) No Conflict. The execution and delivery of this Agreement, the Bank Receivables Purchase Agreement and the Conveyance Papers by Servicing Corp., the performance of the transactions contemplated by this Agreement, the Bank Receivables Purchase Agreement and the Conveyance Papers, and the fulfillment of the terms of this Agreement, the Bank Receivables Purchase Agreement and the Conveyance Papers applicable to Servicing Corp. will not conflict with, violate or result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which Servicing Corp. is a party or by which it or any of its properties are bound.

                  (v) No Violation. The execution, delivery and performance of this Agreement, the Bank Receivables Purchase Agreement and the Conveyance Papers by Servicing Corp., the performance of the transactions contemplated by this Agreement, the Bank Receivables Purchase Agreement and the Conveyance Papers and the fulfillment of the terms hereof and thereof applicable to Servicing Corp. will not conflict with or violate any Requirements of Law applicable to Servicing Corp.

                  (vi) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of Servicing Corp., threatened, against Servicing Corp., before any Governmental Authority
         (i) asserting the invalidity of this Agreement, the Bank Receivables Purchase Agreement or the Conveyance Papers, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, the Bank Receivables Purchase Agreement or the Conveyance Papers, (iii) seeking any determination or ruling that would materially and adversely affect the performance by Servicing Corp. of its obligations under this Agreement, the Bank Receivables Purchase Agreement or the Conveyance Papers, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement, the Bank Receivables Purchase Agreement or the Conveyance Papers or (v) seeking to affect adversely the income tax attributes of CFC or the Issuer under the United States Federal or Delaware and Minnesota income or franchise tax systems.

                  (vii) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by Servicing Corp. in connection with the execution and delivery by Servicing Corp. of this Agreement, the Bank Receivables Purchase Agreement and the Conveyance Papers and the performance of the transactions contemplated by this Agreement, the Bank Receivables Purchase Agreement or the Conveyance Papers by Servicing Corp. have been duly obtained, effected or given and are in full force and effect.

         (b) Notice of Breach. The representations and warranties set forth in this Section 4.01 shall survive the transfer and assignment of the Receivables to CFC and the transfer by CFC to the Issuer and the pledge to the Indenture Trustee. Upon discovery by Servicing Corp. or CFC of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give written notice to the other party, the Owner Trustee and the Indenture Trustee within three Business Days following such discovery provided that the failure to give notice within three Business Days does not preclude subsequent notice.

         Section 4.02. Representations and Warranties of Servicing Corp. Relating to the Agreement and the Receivables.

         (a) Representations and Warranties. Servicing Corp. hereby represents and warrants to CFC as of the Initial Issuance Date and each subsequent Closing Date and, with respect to each Additional Account as of the Addition Date that:

                  (i) this Agreement, the Bank Receivables Purchase Agreement and each of the Conveyance Papers constitutes a legal, valid and binding obligation of Servicing Corp. enforceable against Servicing Corp. in accordance with its terms, except as such enforceability may be limited by applicable Debtor Relief Laws or general principles of equity;

                  (ii) as of the Initial Cut-Off Date with respect to the Initial Accounts and as of the related Additional Cut-Off Date with respect to Additional Accounts, Schedule I to this Agreement, as supplemented to such date, is, or will be on the Required Delivery Date in the case of Additional Accounts, an accurate and complete listing in all material respects of all the Accounts the Receivables in which were transferred by Servicing Corp. on the Initial Issuance Date or the Addition Date, as the case may be, and the information contained therein with respect to the identity of such Accounts and the Receivables existing thereunder is, or will be on the Required Delivery Date in the case of Additional Accounts, true and correct in all material respects as of the Initial Cut-Off Date or such Additional Cut-Off Date, as the case may be;

                  (iii) each Receivable has been conveyed to CFC free and clear of any Lien;

                  (iv) all authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by Servicing Corp. in connection with the conveyance of Receivables to CFC have been duly obtained, effected or given and are in full force and effect;

                  (v) this Agreement constitutes a valid sale, transfer and assignment to CFC of all right, title and interest of Servicing Corp. in the Receivables conveyed to CFC by Servicing Corp. and the proceeds thereof and Recoveries identified as relating to the Receivables conveyed to CFC by Servicing Corp. which have become Defaulted Receivables or, if this Agreement does not constitute a sale of such property, it constitutes a grant of a first priority perfected "security interest" (as defined in the UCC) in such property to CFC, which, in the case of existing Receivables and the proceeds thereof and said Recoveries, is enforceable upon execution and delivery of this Agreement, or, with respect to then existing Receivables in Additional Accounts, as of the applicable Addition Date, and which will be enforceable with respect to such Receivables hereafter and thereafter created and the proceeds thereof upon such creation. Upon the filing of the financing statements and, in the case of Receivables hereafter created and the proceeds thereof, upon the creation thereof, CFC shall have a first priority perfected security or ownership interest in such property and proceeds;

                  (vi) on the Initial Cut-Off Date, each Initial Account specified in Schedule I is an Eligible Account and, on the applicable Additional Cut-Off Date, each related Additional Account specified in
         Schedule I is an Eligible Account;

                  (vii) on the Initial Cut-Off Date, each Receivable then existing and conveyed to CFC by Servicing Corp. is an Eligible Receivables, and on the applicable Additional Cut-Off Date, each Receivable contained in the related Additional Accounts and conveyed to CFC by Servicing Corp. is an Eligible Receivable;

                  (viii) as of the date of the creation of any new Receivable in any Account, such Receivable is an Eligible Receivable; and

                  (ix) no selection procedures believed by Servicing Corp. to be materially adverse to the interests of CFC, the Issuer or the Noteholders have been used in selecting such Accounts.

         (b) Notice of Breach. The representations and warranties set forth in this Section 4.02 shall survive the transfer and assignment of the Receivables to CFC and by CFC to the Issuer and the pledge to the Indenture Trustee. Upon discovery by either Servicing Corp. or CFC of a breach of any of the representations and warranties set forth in this Section 4.02, the party discovering such breach shall give written notice to the other party and the Owner Trustee and the Indenture Trustee within three Business Days following such discovery; provided that the failure to give notice within three Business Days does not preclude subsequent notice. Servicing Corp. hereby acknowledges that CFC intends to rely on the representations hereunder in connection with representations made by CFC to secured parties, assignees or subsequent transferees including but not limited to transfers made by CFC to the Issuer pursuant to the Transfer and Servicing Agreement and the security interest therein granted by the Issuer to the Indenture Trustee pursuant to the Indenture and that the Owner Trustee and the Indenture Trustee may enforce such representations directly against Servicing Corp.

         Section 4.03. Representations and Warranties of CFC.

         (a) Representations and Warranties. As of the Closing Date and each Addition Date, CFC hereby represents and warrants to, and agrees with, Servicing Corp. that:

                  (i) Organization and Good Standing. CFC is a corporation duly organized and validly existing under the laws of the State of Minnesota and has, in all material respects, full power and authority to own its properties and conduct its business as such properties are presently owned and such business is presently conducted and to execute, deliver and perform its obligations under this Agreement.

                  (ii) Due Authorization. The execution and delivery of this Agreement and the Conveyance Papers to which CFC is a party and the consummation of the transactions provided for in this Agreement and the Conveyance Papers to which CFC is a party have been duly authorized by CFC by all necessary corporate action on the part of CFC.

                  (iii) No Conflict. The execution and delivery of this Agreement and the Conveyance Papers to which CFC is a party by CFC, the performance of the transactions contemplated by this Agreement and the Conveyance Papers to which CFC is a party, and the fulfillment of the terms of this Agreement and the Conveyance Papers to which CFC is a party applicable to CFC, will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which CFC is a party or by which it or any of its properties are bound.

                  (iv) No Violation. The execution, delivery and performance of this Agreement and the Conveyance Papers to which CFC is a party by CFC and the fulfillment of the terms contemplated herein and therein applicable to CFC will not conflict with or violate any Requirements of Law applicable to CFC.

                  (v) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of CFC, threatened, against CFC, before any Governmental Authority (i) asserting the invalidity of this Agreement or the Conveyance Papers, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or the Conveyance Papers, (iii) seeking any determination or ruling that, in the reasonable judgment of CFC, would materially and adversely affect the performance by CFC of its obligations under this Agreement or the Conveyance Papers to which CFC is a party or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or the Conveyance Papers.

                  (vi) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by CFC in connection with the execution and delivery by CFC of this Agreement and the Conveyance Papers to which it is a party and the performance of the transactions contemplated by this Agreement and the Conveyance Papers to which it is a party have been duly obtained, effected or given and are in full force and effect.

         (b) Notice of Breach. The representations and warranties set forth in this Section 4.03 shall survive the Conveyance of the Receivables to CFC. Upon discovery by CFC or Servicing Corp. of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other party.

                               [END OF ARTICLE IV]

                                    ARTICLE V

                                    COVENANTS

         Section 5.01. Covenants of Servicing Corp. Servicing Corp. hereby covenants and agrees with CFC as follows:

         (a) Receivables Not To Be Evidenced by Promissory Notes. Except in connection with its enforcement or collection of an Account, Servicing Corp. will take no action to cause any Receivable to be evidenced by any instrument (as defined in the UCC) and if any Receivable is so evidenced as a result of any action by Servicing Corp. it shall be deemed to be an Ineligible Receivable in accordance with Section 6.01.

         (b) Security Interests. Except for the conveyances hereunder, Servicing Corp. will not sell, pledge, assign or transfer to any other Person, or take any other action inconsistent with CFC's ownership of the Receivables or the other Purchased Assets or grant, create, incur, assume or suffer to exist any Lien (arising through or under Servicing Corp.) on, any Receivable, whether now existing or hereafter created, or any interest therein, and Servicing Corp. shall not claim any ownership interest in the Receivables and shall defend the right, title and interest of CFC in, to and under the Receivables, whether now existing or hereafter created, against all claims of third parties claiming through or under Servicing Corp.

         (c) Account Allocations. In the event that Servicing Corp. is unable for any reason to transfer Receivables to CFC in accordance with the provisions of this Agreement (including, without limitation, by reason of the application of the provisions of Section 8.02 or any order of any Governmental Authority), then, in any such event, Servicing Corp. agrees (except as prohibited by any such order) to allocate and pay to CFC, after the date of such inability, all amounts in the manner as that by which CFC will allocate and pay such amounts to the Issuer after such inability by CFC pursuant to Section 2.11 of the Transfer and Servicing Agreement.

         (d) Delivery of Collections or Recoveries. In the event that Servicing Corp. receives Collections, Recoveries or Merchant Termination Payments (or any other amounts in respect of the Purchased Assets transferred in accordance with this Agreement), Servicing Corp. agrees to pay to CFC (or to the Servicer if CFC so directs) all such Collections, Recoveries and Merchant Termination Payments, as soon as practicable after receipt thereof.

         (e) Notice of Liens. Servicing Corp. shall notify CFC promptly after becoming aware of any Lien on any Receivable other than the conveyances hereunder, under the Transfer and Servicing Agreement or under the Indenture.

         (f) Documentation of Transfer. Servicing Corp. shall undertake to file the documents which would be necessary to perfect and maintain the transfer of the Purchased Assets to CFC.

         (g) Conduct of Business. Servicing Corp. will carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted and do all things necessary to remain duly organized, validly existing and in good standing as a domestic corporation in its jurisdiction of organization and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

         (h) Compliance with Laws. Servicing Corp. will comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it or its respective properties may be subject.

         (i) No Sales, Liens, Etc. Except as contemplated by the Transaction Documents, Servicing Corp. will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Lien (arising through or under Servicing Corp.) upon or the filing of any financing statement (arising through or under Servicing Corp.) with respect to, any of the Receivables.

         (j) No Change in Business. Servicing Corp. will not make any change in the character of its business which change would impair the collectibility of any substantial portion of the Receivables or have a material adverse effect on the condition (financial or otherwise), business or properties of Servicing Corp. or the ability of Servicing Corp. to perform its obligations hereunder.

         (k) Protection of Interest in Purchased Assets. Servicing Corp. shall execute and file such continuation statements and any other documents reasonably requested by CFC or its successors and assigns or which may be required by law to fully preserve and protect the interest of CFC in and to the Purchased Assets.

         (l) Reports. Servicing Corp. shall, or shall cause Conseco Bank to provide to CFC, on a monthly basis, upon request, copies of reports which shall include delinquent account reports, month-end trial balance, and such other reports as CFC may reasonably request and which Servicing Corp. can reasonably obtain or provide.

         (m) Bank Numbers. Servicing Corp. shall not, and shall not permit Conseco Bank to, change the bank number of any Account to a bank number not specified in Schedule II hereto unless, prior to such change, Servicing Corp.
(i) has given CFC, the Issuer, and the Indenture Trustee at least 30 days' prior written notice thereof, (ii) has made all filings (including filings under the applicable Uniform Commercial Code) and shall have taken all other action under applicable law in each relevant jurisdiction in order to protect and perfect the ownership or security interest of CFC, the Issuer, and the Indenture Trustee in such Receivables, and (iii) has delivered to the Indenture Trustee an opinion of counsel to the effect that each of CFC, the Issuer, and the Indenture Trustee has a first priority perfected security interest in such Receivables after giving effect to such change.

         (n) Periodic Rate Finance Charges. (i) Except (A) as otherwise required by any Requirements of Law or (B) as is deemed by Conseco Bank or Servicing Corp., each as an Account Owner, to be necessary in order for it to maintain its credit card business or a program operated by such credit card business on a competitive basis based on a good faith assessment by it of the nature of the competition with respect to the credit business or such program, it shall not at any time take any action which would have the effect of reducing the Series Portfolio Yield to a level that could be reasonably expected to result in an Adverse Effect with respect to any Series based on the insufficiency of the Series Portfolio Yield or any similar test.

         (o) Credit Card Agreements and Guidelines. Subject to compliance with all Requirements of Law and paragraph (n) above, Conseco Bank or Servicing Corp., each as Account Owner, may change the terms and provisions of the applicable Credit Card Agreements or the applicable Credit Card Guidelines in any respect (including the calculation of the amount or the timing of charge-offs and the finance charges to be assessed thereon). Notwithstanding the above, unless required by Requirements of Law or as permitted by paragraph (n) above, no Account Owner will take any action unless (i) at the time of such action the Account Owner reasonably believes that such action will not cause an Amortization Event, Reinvestment Event or Event of Default to occur, and (ii) such change is made applicable to the comparable segment of the credit card accounts owned by such Account Owner which have characteristics the same as, or substantially similar to, the Accounts that are the subject of such change, except as otherwise restricted by an endorsement, sponsorship, or other agreement between the Account Owner and an unrelated third party or by the terms of the Credit Card Agreements.

         Section 5.02. Covenants of Servicing Corp. with Respect to Bank Receivables Purchase Agreement. Servicing Corp., in its capacity as purchaser of Receivables from Conseco Bank, hereby covenants that Servicing Corp. will at all times enforce the covenants and agreements of Conseco Bank in such the Bank Receivables Purchase Agreement.

                               [END OF ARTICLE V]

                                   ARTICLE VI

                       INDEMNITY AND REPURCHASE OBLIGATION

         Section 6.01. Indemnity for Ineligible Receivables. (a) In the event any representation or warranty under Section 4.02(a)(ii), (iii), (iv), (vi),
(vii), (viii) or (ix) is not true and correct in any material respect as of the date specified therein with respect to any Receivable or the related Account or at the time of the sale of a Receivable to CFC, CFC does not have good and marketable title thereto or such Receivable is not free and clear of all Liens granted by or arising through Servicing Corp., and in any such case as a result of such breach CFC is required to accept reassignment of such Receivables pursuant to Section 2.05(a) of the Transfer and Servicing Agreement, Servicing Corp. shall accept reassignment of such Ineligible Receivables on the terms and conditions set forth in subsection 6.01(b).

         (b) Servicing Corp. shall accept reassignment of any Ineligible Receivables previously sold by Servicing Corp. to CFC from CFC on the date on which such reassignment obligation arises, and shall pay for such reassigned Ineligible Receivables by paying to CFC, not later than [3:00 p.m.], New York City time, on such date, an amount equal to the unpaid principal balance of such Ineligible Receivables plus accrued and unpaid finance charges at the annual percentage rate applicable to such Receivables from the last date billed through the end of the Monthly Period in which such reassignment obligation arises. Upon reassignment of such Ineligible Receivables, CFC shall automatically and without further action be deemed to sell, transfer, assign, set-over and otherwise convey to Servicing Corp., without recourse, representation or warranty, all the right, title and interest of CFC in and to such Ineligible Receivables and Recoveries related thereto, all monies and amounts due or to become due with respect thereto and all proceeds thereof; and such reassigned Ineligible Receivables shall be treated by CFC as collected in full as of the date on which they were transferred. CFC shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by Servicing Corp. to effect the conveyance of such Ineligible Receivables and other property pursuant to this subsection.

         Section 6.02. Reassignment of Noteholders' Interest in Trust Portfolio. In the event any representation or warranty set forth in Section 4.01(a)(i) or
(iii) or Section 4.02(a)(i) or (v) is not true and correct in any material respect and as a result of such breach CFC is required pursuant to Section 2.06 of the Transfer and Servicing Agreement, to accept a reassignment of the Receivables previously sold by Servicing Corp. to CFC, Servicing Corp. shall be obligated to accept a reassignment of such Receivables from CFC on the terms set forth below.

         Servicing Corp. shall pay to CFC by depositing in the Collection Account in immediately available funds, not later than 1:00 P.M. New York City time, on the first Transfer Date following the Monthly Period in which such reassignment obligation arises, in payment for such reassignment, an amount equal to the amount specified in Section 2.06 of the Transfer and Servicing Agreement. Upon any such reassignment of the Receivables on such date, CFC shall automatically and without further action be deemed to sell, transfer, assign, set-over and otherwise convey to Servicing Corp., without recourse, representation or warranty, all the right, title and interest of CFC in and to the Receivables, all Recoveries related thereto, and all monies and amounts due or to become due with respect thereto and all proceeds thereof. CFC shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by Servicing Corp. to effect the conveyance of such property pursuant to this subsection.

                               [END OF ARTICLE VI]

                                   ARTICLE VII

                              CONDITIONS PRECEDENT

         Section 7.01. Conditions to CFC's Obligations Regarding Initial Receivables. The obligations of CFC to purchase the Receivables in the Initial Accounts on the Closing Date shall be subject to the satisfaction of the following conditions:

         (a) All representations and warranties of Servicing Corp. contained in this Agreement shall be true and correct on the Initial Issuance Date with the same effect as though such representations and warranties had been made on such date;

         (b) All information concerning the Initial Accounts provided to CFC shall be true and correct as of the Initial Cut-Off Date in all material respects;

         (c) Servicing Corp. shall have (i) delivered to CFC a computer file or microfiche list containing a true and complete list of all Initial Accounts identified by bank identification number, bank number and account number and by the Receivables balance and the Principal Receivables balance as of the Initial Cut-Off Date and (ii) substantially performed all other obligations required to be performed by the provisions of this Agreement;

         (d) Servicing Corp. shall have recorded and filed, at its expense, any financing statement with respect to the Receivables now existing and hereafter created meeting the requirements of applicable state law in such manner and in such jurisdictions as would be necessary to perfect the sale of and security interest in the Receivables from Servicing Corp. to CFC, and shall deliver a file-stamped copy of such financing statements or other evidence of such filings to CFC;

         (e) On or before the Closing Date, (i) CFC, Conseco Bank and the Owner Trustee shall have entered into the Trust Agreement, (ii) CFC, Conseco Bank, the Indenture Trustee and the Issuer shall have entered into the Transfer and Servicing Agreement, (iii) the Issuer, the Servicer and the Indenture Trustee shall have entered into the Indenture, (iv) Conseco Bank and Servicing Corp. shall have entered into the Bank Receivables Purchase Agreement and (v) the closing under all such agreements shall take place simultaneously with the initial closing hereunder; and

         (f) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to CFC, and CFC shall have received from Servicing Corp. copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as CFC may reasonably have requested.

         Section 7.02. Conditions Precedent to Servicing Corp.'s Obligations. The obligations of Servicing Corp. to sell Receivables in the Initial Accounts on the Closing Date shall be subject to the satisfaction of the following conditions:

         (a) All representations and warranties of CFC contained in this Agreement shall be true and correct with the same effect as though such representations and warranties had been made on such date;

         (b) Payment or provision for payment of the Purchase Price in accordance with the provisions of Section 3.01 hereof shall have been made; and

         (c) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to Servicing Corp., and Servicing Corp. shall have received from CFC copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as Servicing Corp. may reasonably have requested.

                              [END OF ARTICLE VII]

                                  ARTICLE VIII

                          TERM AND PURCHASE TERMINATION

         Section 8.01. Term. This Agreement shall commence as of the date of execution and delivery hereof and shall continue until such date as may be mutually agreed by CFC and Servicing Corp. after the termination of the Issuer as provided in Article VIII of the Trust Agreement.

         Section 8.02. Purchase Termination. If Servicing Corp. shall fail generally to, or admit in writing its inability to, pay its debts as they become due; or if a proceeding shall have been instituted in a court having jurisdiction in the premises seeking a decree or order for relief in respect of Servicing Corp. in an involuntary case under any Debtor Relief Law, or for the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other similar official of Servicing Corp. or for any substantial part of Servicing Corp.'s property, or for the winding-up or liquidation of Servicing Corp.'s affairs and, if instituted against Servicing Corp., any such proceeding shall continue undismissed or unstayed and in effect, for a period of 60 consecutive days or upon entry of any order or decree providing for such relief, or any of the actions sought in such proceeding shall occur; or if Servicing Corp. shall commence a voluntary case under any Debtor Relief Law, or if Servicing Corp. shall consent to the entry of an order for relief in an involuntary case under any Debtor Relief Law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other similar official of, or for, any substantial part of its property, or any general assignment for the benefit of its creditors; or Servicing Corp. or any subsidiary of Servicing Corp. shall have taken any corporate action in furtherance of any of the foregoing actions (each an "Insolvency Event"); then Servicing Corp. shall immediately cease to transfer Principal Receivables to CFC and shall promptly give notice to CFC, the Owner Trustee and the Indenture Trustee of such Insolvency Event. Notwithstanding any cessation of the transfer to CFC of additional Principal Receivables, Principal Receivables transferred to CFC prior to the occurrence of such Insolvency Event and Collections in respect of such Principal Receivables and Finance Charge Receivables whenever created, accrued in respect of such Principal Receivables, shall continue to be property of CFC available for transfer by CFC to the Issuer pursuant to the Transfer and Servicing Agreement.

                              [END OF ARTICLE VIII]

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

         Section 9.01. Amendment. This Agreement and the rights and obligations of the parties hereunder may not be changed orally, but only by an instrument in writing signed by CFC and Servicing Corp. in accordance with this Section 9.01. This Agreement may be amended from time to time by CFC and Servicing Corp. (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, (iii) to add any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement, (iv) to change or modify the Purchase Price and (v) to change, modify, delete or add any other obligation of Servicing Corp. or CFC; provided, however that no amendment pursuant to clause (iv) or (v) of this Section 9.01 shall be effective unless Servicing Corp. and CFC have been notified in writing that the Rating Agency Condition has been satisfied; provided further that, unless the Owner Trustee and the Indenture Trustee shall consent thereto, CFC shall have delivered to the Indenture Trustee and the Owner Trustee an Officer's Certificate, dated the date of such action, stating that CFC reasonably believes that such action will not have an Adverse Effect on the Issuer, the Indenture Trustee, the Noteholders or any Series Enhancer. Any reconveyance executed in accordance with the provisions hereof shall not be considered to be an amendment to this Agreement. A copy of any amendment to this Agreement shall be sent to the Rating Agencies.

         Section 9.02. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 9.03. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested, to (a) in the case of Servicing Corp., ________________________________________,
Attention: __________________________________ (facsimile no. (___) ___-___), (b)
in the case of CFC, ________________________________________________,
_____________, ______________, ____________, Attention: ____________________
(facsimile no. (__) ___-____), (c) in the case of the Owner Trustee, _______________________________________, Attention: _______________________
(facsimile no.: (___) ___-____), (d) or in the case of the Indenture Trustee, _______________________________, Attention: ____________________ (facsimile no.:
(___) ___-____); or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

         Section 9.04. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, and terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

         Section 9.05. Assignment. Notwithstanding anything to the contrary contained herein, other than CFC's assignment of its right, title, and interest in, to, and under this Agreement to the Issuer and the Issuer's grant of a security interest in all of its right, title and interest in, to and under this Agreement to the Indenture Trustee for the benefit of the Noteholders and any Series Enhancers, this Agreement may not be assigned by the parties hereto; provided, however, that Servicing Corp. shall have the right to assign its right, title and interest in, to and under this Agreement to (i) any successor by merger assuming this Agreement which assumes the obligations of this Agreement or (ii) any entity; provided that the Rating Agency has advised CFC and Servicing Corp. that the Rating Agency Condition has been satisfied.

         Section 9.06. Acknowledgement and Agreement of Servicing Corp. By execution below, Servicing Corp. expressly acknowledges and agrees that all of CFC's right, title, and interest in, to, and under this Agreement, including, without limitation, all of CFC's right, title, and interest in and to the Receivables purchased pursuant to this Agreement, will be assigned by CFC to the Issuer, and a security interest therein will be granted by the Issuer to the Indenture Trustee for the benefit of the Noteholders and any Series Enhancers, and Servicing Corp. consents to such assignments. Servicing Corp. further agrees that notwithstanding any claim, counterclaim, right of setoff or defense which it may have against CFC, due to a breach by CFC of this Agreement or for any other reason, and notwithstanding the bankruptcy of CFC or any other event whatsoever, Servicing Corp.'s sole remedy shall be a claim against CFC for money damages, and then only to the extent of funds available to CFC, and in no event shall Servicing Corp. assert any claim on or any interest in the Receivables or any proceeds thereof or take any action which would reduce or delay receipt by CFC or the Issuer of collections with respect to the Receivables. Additionally, Servicing Corp. agrees that any amounts payable by Servicing Corp. to CFC hereunder which are to be paid by CFC to the Issuer for the benefit of the Noteholders and any Series Enhancers shall be paid by Servicing Corp., on behalf of CFC, directly to the Issuer.

         Section 9.07. Further Assurances. CFC and Servicing Corp. agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other party, the Owner Trustee or the Indenture Trustee more fully to effect the purposes of this Agreement and the Conveyance Papers, including, without limitation, the execution of any financing statements or continuation statements or equivalent documents relating to the Receivables for filing under the provisions of the UCC or other law of any applicable jurisdiction.

         Section 9.08. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of CFC or Servicing Corp., any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

         Section 9.09. Counterparts. This Agreement and all Conveyance Papers may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

         Section 9.10. Binding; Third-Party Beneficiaries. This Agreement and the Conveyance Papers will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. The Issuer and the Indenture Trustee (on behalf of the Noteholders) shall be considered third-party beneficiaries of this Agreement.

         Section 9.11. Merger and Integration. Except as specifically stated otherwise herein, this Agreement and the Conveyance Papers set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and the Conveyance Papers. This Agreement and the Conveyance Papers may not be modified, amended, waived or supplemented except as provided herein.

         Section 9.12. Headings. The headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

         Section 9.13. Schedules and Exhibits. The schedules and exhibits attached hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.

         Section 9.14. Survival of Representations and Warranties. All representations, warranties and agreements contained in this Agreement or contained in any Supplemental Conveyance shall remain operative and in full force and effect and shall survive conveyance of the Receivables by CFC to the Issuer pursuant to the Transfer and Servicing Agreement and the grant of a security interest therein by the Issuer to the Indenture Trustee pursuant to the Indenture.

         Section 9.15. Nonpetition Covenant. Notwithstanding any prior termination of this Agreement, Servicing Corp. shall not, prior to the date which is one year and one day after the termination of this Agreement, acquiesce, petition or otherwise invoke or cause CFC to invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against CFC under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, conservator, liquidator, assignee, trustee, custodian, sequestrator or other similar official of CFC or any substantial part of its property or ordering the winding-up or liquidation or the affairs of CFC.

                               [END OF ARTICLE IX]

         IN WITNESS WHEREOF, Servicing Corp. and CFC have caused this Receivables Purchase Agreement to be duly executed by their respective officers as of the day and year first above written.

                                     CONSECO FINANCE SERVICING CORP.




                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:



                                     CONSECO FINANCE CREDIT CARD FUNDING CORP.



                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                                                      Schedule I

                                LIST OF ACCOUNTS

                             [Delivered Separately]

                                                                     Schedule II

                  Bank Identification Numbers and Bank Numbers

---------------------------------------- ----------------------------------
      Bank Identification Numbers                  Bank Numbers
---------------------------------------- ----------------------------------

---------------------------------------- ----------------------------------

---------------------------------------- ----------------------------------

---------------------------------------- ----------------------------------

---------------------------------------- ----------------------------------

---------------------------------------- ----------------------------------

---------------------------------------- ----------------------------------

---------------------------------------- ----------------------------------

---------------------------------------- ----------------------------------

---------------------------------------- ----------------------------------

---------------------------------------- ----------------------------------

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---------------------------------------- ----------------------------------

---------------------------------------- ----------------------------------

                                                                       Exhibit A

      FORM OF SUPPLEMENTAL CONVEYANCE OF RECEIVABLES IN ADDITIONAL ACCOUNTS
                         (As required by Section 2.04 of
                       the Receivables Purchase Agreement)

         SUPPLEMENTAL CONVEYANCE No. ___ OF RECEIVABLES IN AUTOMATIC ADDITIONAL ACCOUNTS, dated as of _____________________,/1/ by and between CONSECO FINANCE SERVICING CORP., a Delaware corporation ("Servicing Corp."), and CONSECO FINANCE CREDIT CARD FUNDING CORP., a Minnesota corporation ("CFC"), pursuant to the Receivables Purchase Agreement referred to below.

                                   WITNESSETH

         WHEREAS, Servicing Corp. and CFC are parties to the Receivables Purchase Agreement, dated as of May 1, 2001 (the "Agreement");

         WHEREAS, pursuant to the Agreement, Servicing Corp. wishes to designate Additional Accounts to be included as Accounts and to sell the Receivables of such Additional Accounts (as each such term is defined in the Agreement), whether now existing or hereafter created, to CFC; and

         WHEREAS, CFC is willing to accept such designation and conveyance subject to the terms and conditions hereof;

         NOW, THEREFORE, Servicing Corp. and CFC hereby agree as follows:

1. Defined Terms. All capitalized terms used herein shall have the meanings ascribed to them in the Agreement unless otherwise defined herein.

         "Addition Date" shall mean, with respect to the Additional Accounts designated hereby, _______________________, _______.

         "Additional Cut-Off Date" shall mean, with respect to the Additional Accounts designated hereby, ________________, _______.

2. Designation of Additional Accounts. On or before the date hereof, Servicing Corp. will deliver to CFC a computer file or microfiche list containing a true and complete schedule identifying all such Additional Accounts (the "Additional Accounts") specifying for each such Supplemental Account, as of the Additional Cut-Off Date, its account number, the aggregate amount outstanding in such Account and the aggregate amount of Principal

--------
/1/ To be dated as of the applicable Addition Date.

         Receivables outstanding in such Account, which computer file or microfiche list shall supplement Schedule 1 to the Agreement.

3. Conveyance of Receivables. (a) Servicing Corp. does hereby, sell, transfer, assign, set over and otherwise convey, without recourse except as set forth in the Agreement, to CFC, all its right, title and interest in, to and under the Receivables of such Additional Accounts existing at the close of business on the Additional Cut-Off Date and thereafter created from time to time until the termination of the Agreement, all Recoveries related thereto, all monies due or to become due and all amounts received or receivable with respect thereto and all proceeds (including "proceeds" as defined in the UCC) thereof.

         (b) If necessary, Servicing Corp. agrees to record and file, at its own expense, financing statements (and continuation statements when applicable) with respect to the Receivables in Additional Accounts existing on the Additional Cut-Off Date and thereafter created meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain perfection of, the sale and assignment of such Receivables to CFC, and to deliver a file-stamped copy of each such financing statement or other evidence of such filing to CFC on or prior to the Addition Date.

         (c) In connection with such sale, Servicing Corp. further agrees, at its own expense, on or prior to the date of this Supplemental Conveyance, to indicate in the appropriate computer files that Receivables created in connection with the Additional Accounts and designated hereby have been conveyed to CFC pursuant to the Agreement and this Supplemental Conveyance.

         (d) It is the intention of the parties hereto that the arrangements with respect to the property described in Section 3(a) hereof shall constitute either a contribution to capital of CFC or a purchase and sale of such property and not a loan. In the event, however, that it were to be determined that the transactions evidenced hereby constitute a loan and not a contribution to capital or a purchase and sale, this Supplemental Conveyance shall constitute a security agreement under applicable law, and Servicing Corp. does hereby grant to CFC a security interest in all of its right, title and interest, whether now owned or hereafter acquired, in and to the Receivables in the Additional Accounts existing on the Additional Cut-Off Date and thereafter created, all Recoveries related thereto, all monies due or to become due and all amounts received or receivable with respect thereto, all money, accounts, general intangibles, chattel paper, instruments, documents, goods, investment property, deposit accounts, certificates of deposit, letters of credit, and advices of credit consisting of, arising from or related to the foregoing, and all "proceeds" (including "proceeds" as defined in the UCC) thereof.

4. Acceptance by CFC. CFC hereby acknowledges its acceptance of all right, title and interest to the property, existing on the Additional Cut-Off Date and thereafter created, conveyed to CFC pursuant to Section 3(a) of this Supplemental Conveyance. CFC further acknowledges that, prior to or simultaneously with the execution and delivery of this Supplemental Conveyance, Servicing Corp. delivered to CFC the computer file or microfiche list described in Section 2 of this Supplemental Conveyance.

5. Representations and Warranties of Servicing Corp. Servicing Corp. hereby represents and warrants to CFC, as the Addition Date that:

         (a) Legal, Valid and Binding Obligation. This Supplemental Conveyance constitutes a legal, valid and binding obligation of Servicing Corp. enforceable against Servicing Corp. in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

         (b) Eligibility of Accounts. As of the Additional Cut-Off Date, each Supplemental Account designated hereby is an Eligible Account;

         (c) Insolvency. As of each of the Additional Cut-Off Date and the Addition Date, no Insolvency Event with respect to Servicing Corp. has occurred and the transfer by Servicing Corp. of Receivables arising in the Additional Accounts to CFC has not been made in contemplation of the occurrence thereof;

         (d) Amortization Event; Event of Default. Servicing Corp. reasonably believes that (A) the transfer of the Receivables arising in the Additional Accounts will not, based on the facts known to Servicing Corp., then or thereafter cause an Amortization Event or Event of Default to occur with respect to any Series and (B) no selection procedure was utilized by Servicing Corp. which would result in the selection of Additional Accounts (from among the available Eligible Accounts available to Servicing Corp.) that would be materially adverse to the interests of CFC or the Noteholders of any Series as of the Addition Date;

         (e) Security Interest. This Supplemental Conveyance constitutes a valid sale, transfer and assignment to CFC of all right, title and interest, whether owned on the Additional Cut-Off Date or thereafter acquired, of Servicing Corp. in the Receivables existing on the Additional Cut-Off Date or thereafter created in the Additional Accounts, all Recoveries related thereto, all monies due or to become due and all amounts received or receivable with respect thereto and the "proceeds" (including "proceeds" as defined in the applicable UCC) thereof, or, if this Supplemental Conveyance does not constitute a sale of such property, it constitutes a grant of a "security interest" (as defined in the applicable UCC) in such property to CFC, which, in the case of existing Receivables and the proceeds thereof, is enforceable upon execution and delivery of this Supplemental Conveyance, and which will be enforceable with respect to such Receivables hereafter created and the proceeds thereof upon such creation. Upon the filing of the financing statements described in Section 3 of this Supplemental Conveyance and, in the case of the Receivables hereafter created and the proceeds thereof, upon the creation thereof, CFC shall have a first priority perfected security or ownership interest in such property;

         (f) No Conflict. The execution and delivery by Servicing Corp. of this Supplemental Conveyance, the performance of the transactions contemplated by this Supplemental Conveyance and the fulfillment of the terms hereof applicable to Servicing Corp., will not conflict with or violate any Requirements of Law applicable to Servicing Corp. or conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which Servicing Corp. is a party or by which it or its properties are bound;

         (g) No Proceedings. There are no proceedings or investigations, pending, or to the best knowledge of Servicing Corp., threatened, against Servicing Corp. before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (i) asserting the invalidity of this Supplemental Conveyance, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Supplemental Conveyance, (iii) seeking any determination or ruling that, in the reasonable judgment of Servicing Corp., would materially and adversely affect the performance by Servicing Corp. of its obligations under this Supplemental Conveyance or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Supplemental Conveyance; and

         (h) All Consents. All authorizations, consents, orders or approvals of any court or other governmental authority required to be obtained by Servicing Corp. in connection with the execution and delivery of this Supplemental Conveyance by Servicing Corp. and the performance of the transactions contemplated by this Supplemental Conveyance by Servicing Corp., have been obtained.

6. Ratification of Agreement. As supplemented by this Supplemental Conveyance, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Supplemental Conveyance shall be read, taken and construed as one and the same instrument.

7. Counterparts. This Supplemental Conveyance may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

8. GOVERNING LAW. THIS SUPPLEMENTAL CONVEYANCE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         IN WITNESS WHEREOF, Servicing Corp. and CFC have caused this Supplemental Conveyance to be duly executed by their respective officers as of the day and year first above written.

                                            CONSECO FINANCE SERVICING CORP.




                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                            CONSECO FINANCE CREDIT CARD FUNDING
                                            CORP.




                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                                                      SCHEDULE 1

                                List of Accounts